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                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 16, 2000

                               HEALTHCENTRAL.COM
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

DELAWARE                        000-27567                 94-3250851
----------------          ------------------------     -------------------
(Jurisdiction of          (Commission file number)      (I.R.S. Employer
incorporation)                                         Identification No.)


                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA  94608
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                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
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            (Former name or address, if changed since last report)



ITEM 2.  Acquisition or Disposition of Assets

     On June 16, 2000, HealthCentral.com, a Delaware corporation ("HealthCentral"), announced the consummation of a merger of HCC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of HealthCentral, with and into Vitamins.com, Inc., a Delaware
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corporation ("Vitamins.com"), pursuant to which Vitamins.com became a wholly-
owned subsidiary of HealthCentral. In consideration for the merger, each share of Vitamins.com capital stock was converted into the right to receive .387 shares of HealthCentral common stock, for a total of 22,432,808 shares of HealthCentral common stock. Each holder of Vitamins.com capital stock who would otherwise have been entitled to receive a fraction of a share of HealthCentral common stock received cash in lieu thereof. Each option to acquire one share of Vitamins.com capital stock was converted into an option to acquire .387 shares of HealthCentral common stock, resulting in the issuance of options to acquire a total of 271,267 shares of HealthCentral common stock. The purchase price for Vitamins.com was determined through negotiation of the parties, who were dealing at arm's length.


     Pursuant to the terms of the merger, Robert M. Haft and C. Sage Givens were appointed to the Board of Directors of HealthCentral.

     A more complete description of this transaction is contained in the proxy statement dated May 15, 2000.

ITEM 7.  Financial Statements and Exhibits.

(a)  Financial Statements of the Business Acquired.

     It is impractical to provide the required financial statements for Vitamins.com at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date of this Form 8-K.

(b)  Pro Forma Financial Information.

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date of this Form 8-K.

(c)  Exhibits

     Exhibit
     Number      Description
     -------     ------------

     2.1 Agreement and Plan of Reorganization and Merger dated as of March 15, 2000 among HealthCentral.com, HCC Acquisition Corp., and Vitamins.com, Inc.
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   99.1        Press Release dated June 19, 2000 issued by the registrant



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


Date:  June 19, 2000              HealthCentral.com

                                  /s/ C. Fred Toney
                                  ----------------------------------
                                  C. Fred Toney
                                  Chief Financial Officer